UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2026

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Forbearance Agreement and Exchange Agreement

As previously reported, on February 19, 2026, urban-gro, Inc (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) by and among, by and among Agile Capital Funding, LLC, a New York limited liability company (“Collateral Agent”) and Agile Lending, LLC, a Virginia limited liability company (“Agile” or “Holder”), on the one hand, and the Company on the other hand. The Company, Collateral Agent, and Agile are sometimes herein referred to as, the “Parties,” and each a “Party”.

On June 24, 2025, the Parties entered into a Business Loan and Security Agreement (the “Loan Agreement”), pursuant to which the Company issued a Confessed Judgment Secured Promissory Note to Agile in the original principal amount of $1,050,000 (the “Note”), with the remaining principal and accrued and unpaid interest as of February 12, 2026 was $972,200.

On February 19, 2026, the Parties and urban-gro Canada Technologies Inc., a wholly owned subsidiary of the Company, entered into a forbearance agreement (the “Forbearance Agreement”), pursuant to which Agile agreed to forbear from exercising its rights and remedies available due to any default of the Loan Agreement and the Note by the Company, in exchange for the outstanding balance due under the Note being increased to $1,380,524.00 (the “Note Balance”).

Pursuant to the Exchange Agreement, the Company shall issue to Agile 37,505 shares of the Company’s common stock (the “Exchange Shares”), par value $0.001 per share (“Common Stock”), having an aggregate value of $90,762.10 (the “Note Exchange Amount”), with each Exchange Share being valued at $2.42, in exchange for the Note Balance being reduced by an amount equal to the Note Exchange Amount.

The foregoing descriptions of the Forbearance Agreement and the Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Forbearance Agreement and the Exchange Agreement, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The Exchange is being made in reliance on the exemption from securities registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	Forbearance Agreement, dated as of February 19, 2026, by and among Agile Capital Funding, LLC, Agile Lending, LLC, urban-gro, Inc., and urban-gro Canada Technologies Inc.
10.2	Exchange Agreement, dated as of February 19, 2026, by and among Agile Capital Funding, LLC, Agile Lending, LLC, and urban-gro, Inc.
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
Name: Bradley Nattrass Title: Chairman and Chief Executive Officer

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